EX 10.295

CHANGE IN TERMS AGREEMENT

Principal $5,000,000.00	Loan DateMaturity 02-10-2020 04-30-2024	Loan No	Call/ Coll 8100	Account	Officer 488	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower:Lodging Fund REIT Ill OP, LP

1635 43rd Street South, Suite 205

Fargo, ND 58103

Lender:Western State Bank

West Fargo

P.O. Box 617

755 13th Ave E

West Fargo, ND 58078

Principal Amount: $5,000,000.00Date of Agreement: May 13, 2024

DESCRIPTION OF EXISTING INDEBTEDNESS.  Promissory Note number 4012114 dated February 10, 2020 in the original amount of

$5,000,000.00 (Revolving Line of Credit) and converted to to Non-Revolving Line of Credit on December 27, 2023 with a current principal balance of $4,151,139.00.

DESCRIPTION OF CHANGE IN TERMS. 1. CHANGE OF MATURITY DATE. Extend the maturity date of the above listed Promissory Note from April 30, 2024 to June 5, 2024, at which time all outstanding principal plus all accrued unpaid interest will be due.

2.PRINCIPAL CURTAILMENT REQUIREMENT. Borrower was required to make a principal payment in the amount of $250,000.00, which was collected April 30, 2024.
3.CONDITIONS PRECEDENT. As a Condition Precedent to the effectiveness of this Change in Terms Agreement, Borrower agrees to pay lender a processing fee of $1,500.00, modification recording fee of $101.00, legal services invoice of $760.00 and interest current of $53,728.70.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

EX 10.295

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

EX 10.295

Loan No:

(Continued)Page 3

CHANGE IN TERMS SIGNERS:

LODGING FUND REIT III OP, LP

Lodging Fund REIT III, Inc., General Partner of Lodging Fund REIT III OP, LP

By: /s/ Samuel C. Montgomery

Name: Samuel C. Montgomery

Title: Chief Financial Officer of Lodging Fund REIT III, Inc.

/s/ Corey R. Maple

Name: Corey R. Maple

Lodging Fund REIT III, Inc.

By: /s/ Samuel C. Montgomery

Name: Samuel C. Montgomery

Title: Chief Financial Officer of Lodging Fund REIT III, Inc.

LF3 FARGO MED, LLC

LODGING FUND REIT Ill OP, LP, Member of LF3 Fargo Med, LLC

Lodging Fund REIT III, Inc., General Partner of Lodging Fund REIT III OP, LP

By: /s/ Samuel C. Montgomery

Name: Samuel C. Montgomery

Title: Chief Financial Officer of Lodging Fund REIT III, Inc.

EX 10.295

LF3 EAGAN, LLC

LODGING FUND REIT Ill OP, LP, Sole Member of LF3 Eagan, LLC

By: /s/ Samuel C. Montgomery

Name: Samuel C. Montgomery

Title: Chief Financial Officer of Lodging Fund REIT III, Inc.

LF3 CEDAR RAPIDS, LLC

LODGING FUND REIT Ill OP, LP, Sole Member of LF3 Cedar Rapids, LLC

By: /s/ Samuel C. Montgomery

Name: Samuel C. Montgomery

Title: Chief Financial Officer of Lodging Fund REIT III, Inc.

EX 10.295

Loan No:

{Continued)Page4

EXHIBIT 10.295

LENDER:

WESTERN STATE BANK

By: /s/ Matthew Oachs

Name: Matthew Oachs, Market President

L.aaerPro, Ver. 23.4.10.021 Copr. FN.1tra USA Corporation 1997, 2024. All Right& Ranrved. - ND C:\LASERPRO\CFN..PL\D20C,FC lR-4841 PR-B